Exhibit 10.2

Execution Copy

FIRST AMENDMENT - RESEARCH COLLABORATION AND LICENSE AGREEMENT

BIONOMICS LIMITED

MERCK SHARP & DOHME CORP.

Johnson Winter & Slattery

LAWYERS

Level 9, 211 Victoria Square

ADELAIDE SA 5000

T +61 8 8239 7111 | F +61 8 8239 7100

www.jws.com.au

SYDNEY | PERTH | MELBOURNE | BRISBANE | ADELAIDE

Liability limited by a scheme approved under Professional Standards Legislation (Australia-wide except in Tasmania)

FIRST AMENDMENT - RESEARCH COLLABORATION AND LICENSE AGREEMENT

DATE October 2, 2015

PARTIES

1	BIONOMICS LIMITED ABN 53 075 582 740 of 31 Dalgleish Street, Thebarton, South Australia, 5031, Australia, a corporation organised and existing under the laws of Australia (Bionomics); and

2	MERCK SHARP & DOHME CORP., a corporation organised and existing under the laws of New Jersey, United States (Merck).

RECITALS

A	The Parties are parties to the ‘‘Research Collaboration and License Agreement” with an effective date of 26 June 2014.

B	The Parties have agreed to vary the terms of the Research Collaboration and License Agreement as set out in this First Amendment.

OPERATIVE PART

1	DEFINITIONS AND INTERPRETATION

1.1	Definitions

In this First Amendment:

Business Day means a day other than a Saturday, Sunday or public holiday in Adelaide, South Australia.

Parties means Merck and Bionomics.

Research Collaboration and License Agreement has the meaning given to it in Recital A.

2	AMENDMENT

2.1	Deletion of clause 5.3.1(a)

The Parties agree that clause 5.3.1(a) of the Research Collaboration and License Agreement is deleted in its entirety and replaced with “Not used”.

3	CONFIRMATION OF TERMS OF THE RESEARCH COLLABORATION AND LICENSE AGREEMENT

The Parties:

(a)	ratify and confirm the Research Collaboration and License Agreement as amended by this First Amendment; and

(b)	acknowledge and agree that in all other respect the terms and conditions of the Research Collaboration and License Agreement are hereby affirmed.

4	COSTS

Each Party will bear its own costs in relation to the negotiation, preparation and execution of this First Amendment and any further document required.

5	MISCELLANEOUS

5.1	About This First Amendment

(a)

This First Amendment, shall be deemed to be incorporated in and made part of the Research Collaboration and License Agreement and this First Amendment shall be read, taken and construed as one and the same agreement (including with respect to the provisions set forth in Article 9 (Miscellaneous) of the Research Collaboration and License Agreement which shall, as applicable, be deemed to apply to this First Amendment (including with respect to the governing law)). Except as expressly amended by this First Amendment the Research Collaboration and License Agreement shall remain in full force and effect according to its terms.

(b)

The Research Collaboration and License Agreement, as amended by this First Amendment, shall constitute the entire agreement, and supersedes all prior contracts, obligations, representations, conduct and understandings. The agreement recorded in this First Amendment is immediately enforceable, subject to its own express terms. The Parties have not relied on any promise, representation or conduct in deciding whether to enter into this First Amendment, other than as expressly set out in this First Amendment.

(c)	This First Amendment may be executed in any number of counterparts, and by the Parties in separate counterparts, but is not effective until each party has executed at least one counterpart.

(d)	Each counterpart of this First Amendment constitutes an original of this First Amendment but the counterparts together constitute one and the same instrument.

(e)

This First Amendment may be executed by facsimile, PDF format by e-mail or other electronically transmitted signature and such signatures shall be deemed to bind each Party hereto as if they were original signatures.

5.2	Further Acts

The Parties must do all things reasonably required to facilitate the performance of the transactions contemplated by this First Amendment.

IN WITNESS WHEREOF, the Parties hereto have caused this First Amendment to be executed by their respective duly authorized officers as of the date first written above.

EXECUTED by BIONOMICS	)
LIMITED	)
)
)

/s/ Deborah Rathjen	/s/ Jack Moschakis
Director	Director/Secretary

Deborah Rathjen	Jack Moschakis
Name	Name
(BLOCK LETTERS)	(BLOCK LETTERS)

EXECUTED by MERCK SHARP &	)
DOHME CORP.	)
)
)

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Signature of Authorised Person

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Office Held

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Name of Authorised Person
(BLOCK LETTERS)